SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 20, 2006

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        000-50333                                         95-4810658
(Commission File Number)                       (IRS Employer Identification No.)


             17337 Ventura Blvd., Ste. 208 Encino, California   91316
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On Monday, March 20, 2006, Advanced Media Training, Inc., (the "Issuer") closed a transaction with Dematco Corporation, a United Kingdom corporation ("Dematco"). Pursuant to the transaction Agreement, the Issuer purchased 8,080,000 shares of Dematco's common stock. This amount equals eight percent (8%) of the total issued and outstanding equity of Dematco. The purchase price was One Dollar ($1.00) per share paid by common stock in the Issuer valued at $1.25 per share. Accordingly, the Issuer is issuing 6,464,000 shares of its common stock, restricted as to transfer, for the 8,080,000 shares of Dematco. In addition, the Issuer received an option to purchase all of the remaining issued and outstanding equity of Dematco from Dematco's shareholders. The option is for exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction.

         Dematco is a private company, based in Geneva, Switzerland, specializing in the electronic digitizing of any form of securities, whether listed , private or simply to be able to trade and clear in electronic form. Dematco has a unique agreement with Societe Bancaire Privee, a Geneva, Switzerland based federal bank, to process all manner of securities into electronic format.

         On March 20, 2006, the Issuer issued a press release announcing the close of the transaction and the grant of the option to purchase the balance of Dematco's outstanding common stock from Dematco's shareholders. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01.        REGULATION FD DISCLOSURE.

         On March 20, 2006, Issuer issued a press release announcing the close of the transaction and the grant of the option to purchase the balance of Dematco's outstanding common stock from Dematco's shareholders as described under Item 1.01 above. A copy of the press release is furnished herewith as
Exhibit 99.1.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Press Release  issued by the  Registrant on March 20,
                           2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCED MEDIA TRAINING, INC.,
                                           A Delaware corporation (Registrant)

Date: March 22, 2006                 By:   /s/ Buddy Young
                                           -------------------------------------
                                           BUDDY YOUNG, Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NO.                       DESCRIPTION
-------                   -----------

99.1                      Press release issued by the Registrant March 20, 2006.


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